Visteon JP Morgan Auto Conference August 2017 Sachin Lawande President and CEO Christian Garcia Executive Vice President and CFO Exhibit 99.1

Forward-looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Visteon Today and Shareholder Value Creation A global leader in automotive cockpit electronics and software Long-Term Total Shareholder Return (12/31/13 – 07/31/17) Visteon 231% S&P 500 144% Peer Group (1) 131% (1) Peer group includes average returns of Autoliv, Continental, Delphi and Gentex. Manufacturing locations 22 10,000 Employees 18 Countries Technical centers 18 $3.1B Annual sales (Electronics) Company headquarters Van Buren Township, Michigan, United States Dec - 13 March - 15 April - 16 July - 17

Only Pure-Play in Automotive Cockpit Electronics Only auto supplier with exclusive focus on fastest growing segment of auto electronics Source: IHS Markit. * Represents global production volumes from 2016-2021 Revenue Growth (CAGR) : 2015-2022 Visteon vs. Peers – Revenue Growth (CAGR) : 2016-2025 Cockpit electronics is the fastest growing segment Visteon is the only pure-play cockpit electronics company in the automotive industry Source: UBS Autos Global Megatrends. *

Industry Leading Cockpit Electronics Product Portfolio Complete product portfolio and strong market position Instrument clusters Head-Up displays Information displays Infotainment Audio Telematics (1) ABI Research. (2) IHS Markit. #2 Automotive display systems Center stack displays and Instrument cluster displays #3 Head-Up displays Top 5 Connected car Tier 1 supplier (2) (2) (1) (2) As ranked by ABI Research and IHS Automotive for 2016 Cockpit domain controllers

The Opportunity for Visteon

Visteon

Leader in Cockpit Displays	Transformation of Infotainment	New Industry Trends
$10B Market in 2016	$16B Market in 2016	ECU consolidation with Domain Controllers
$18B by 2021	$22B by 2021	SmartCore™
#2 share in Instrument Clusters	From closed & proprietary to open	Autonomous Driving hardware & software platforms
#2 share in Center Stack Displays	Success of CarPlay & Android Auto	drivecore
#3 in Head-Up Displays	Launch of Phoenix & AllGo acquisition	
	AllGo embedded A Visteon Enterprise	

Source: IHS and Strategy Analytics.

Strong share in Display systems; opportunity in Infotainment; leader in new trends

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Digitization of Instrument Clusters Visteon leading industry transition toward digital clusters Source: IHS global production forecast March 2017 Instrument Cluster Market Trends Visteon 2017 YTD Instrument Cluster NBWs $1.8B All-digital is fastest-growing segment of clusters All-digital clusters expanding from luxury to mass market vehicles Hybrid clusters with larger displays growing fastest within the product segment Instrument clusters make up $1.8B out of $3.1B in YTD NBWs 99% incorporate digital displays and more than half are all-digital Digitization of clusters supports domain controller trend All Digital Hybrid Analog CAGR 2021 2017 26% 6% -9% Hybrid Analog All Digital 94.8M Units 103.2M Units 2017 YTD

Capitalizing on Trends in Audio/Infotainment

Audio/Infotainment Market Trends



94.8M Units
103.2M Units
CAGR
Embedded Infotainment
Display Audio
Audio
31%
11%
58%
38%
29%
33%
7%
29%
-11%
2017
2021

- Display Audio with CarPlay and Android Auto is fastest-growing segment
- HTML5 and Android expected to be key technologies for Embedded Infotainment
- Audio systems remain relevant in emerging markets

Source: IHS global production forecast March 2017

Visteon 2017 YTD Audio/Infotainment NBWs



$1.0B
Embedded Infotainment
Display Audio
Audio
43%
36%
21%
2017 YTD

- Audio/Infotainment NBWs represent $1B of $3.1B total
- Majority of wins are in Embedded or Display Audio segments
- Acquisition of AllGo Systems positions Visteon well in Display Audio
- Active customer engagements for Phoenix™ infotainment solution

Winning in faster-growing Infotainment product segments

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Growing Customer Engagements with New Offerings Momentum growing with all three new technology offerings SmartCoreTM Infotainment Solutions Autonomous Driving Drives ECU consolidation and reduces cost to OEMs First tier 1 to deliver solution launching in early 2018 Four OEM customers adopting this technology Developer friendly platform using HTML5 enables third-party applications AllGo acquisition complements display audio capabilities Highly secure and over the air upgradeable Open development of AI based autonomous solution Complete suite of hardware and software tools for rapid development Launch technology platform at CES 2018

Continued Growth in Backlog Business accelerating in faster-growing regions and product segments By Region By Product Nearly 75% of backlog in faster-growing markets Strong growth in backlog over last 12 months Majority of backlog is all-digital products Positions Visteon to drive domain controller trend +9% Y/Y North America 25% South America 2% Asia 37% Europe 36% Instrument Clusters 54% Displays 13% Audio 8% Infotainment 12% HUD 2% Telematics 2% Other 9%

Adjusted EBITDA: Continued Strong Performance Adjusted EBITDA and margins to track higher (Dollars in Millions) 12.5% 11.9% 10.8% 10.4% 7.7% 8.7% 10.0% 10.7% 12.2% Adjusted EBITDA increased Y/Y every quarter for 10 straight quarters… …guiding to long-term margins reaching 14% while investing in new technologies. Annual Adjusted EBITDA Margins Quarterly Adjusted EBITDA and Margins 10.9% 9.5% 11.1% ~11.5% 14.0%

Current diluted share count: 31.7M Share Buyback Program Q1 Q2 YTD # of Shares (in thousands) Average Price $125 Million* $35 Million $160 Million 1,300 $96.13 359 $97.44 1,659 $96.41 $400M Authorized * $125 share repurchase included final delivery of shares in May

Building the Foundation Through Operational Excellence Executing on Our Long-Term Strategies Margin Expansion / Cash Flow Generation Return Enhancement Through Capital Deployment YTD new business wins of $3.1 billion, leading to backlog of $17.3 billion Visteon at the leading edge of digital transformation of cockpit electronics Delivered $185 million in YTD adjusted EBITDA, 11.7% of sales Consistently generating Adjusted Free Cash Flow Executed $160 million in share repurchases in 2017 $240 million remaining in authorized share buyback program

Appendix JP Morgan Auto Conference

Use of Non-GAAP Financial Information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2016 and 2017, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Full-Year 2017 Guidance (Electronics Product Group) FY 2016 Actual FY 2017 Guidance Sales $3.107B $3.1 - 3.2B Adjusted EBITDA $346M 11.1% $355 - 370M ~11.5% Adjusted free cash flow $167M $165 - 180M

2017 Guidance Reconciliation Adjusted EBITDA (Electronics Product Group)

2017 Guidance Reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow (Electronics Product Group) (1) (1) Excludes $81 million of legacy-related cash outflows. (1)